                                                                    EXHIBIT 10I













                             UNOVA, INC. RESTORATION PLAN

                             UNOVA, INC. RESTORATION PLAN

                                  TABLE OF CONTENTS

                                                                            PAGE

SECTION 1 - GENERAL...........................................................1
         1.1  Purpose.........................................................1
         1.2  Coverage........................................................1

SECTION 2  - PARTICIPATING DIVISIONS AND SUBSIDIARIES.........................1
         2.1  Participating Divisions or Subsidiaries.........................1

SECTION 3  - DEFINITIONS......................................................2
         3.1  Actuarial Equivalent............................................2
         3.2  Affected Employee...............................................2
         3.3  Affiliate Company...............................................2
         3.4  Annual Benefit..................................................2
         3.5  Annual Benefit Statement........................................2
         3.6  Annual Compensation.............................................2
         3.7  Board...........................................................3
         3.8  Break in Credited Service.......................................3
         3.9  Change of Control...............................................3
         3.10 Code............................................................4
         3.11 Committee.......................................................4
         3.12 Coverage Date...................................................4
         3.13 Credited Service................................................5
         3.14 Designated Foreign Corporation..................................5
         3.15 Distribution Date...............................................5
         3.16 FSSP............................................................5
         3.17 Interest........................................................5
         3.18 Litton..........................................................5
         3.19 Litton Restoration Plan Benefit.................................5
         3.20 Part I Restricted Amount........................................5
         3.21 Part II Restricted Amount.......................................6
         3.22 Plan............................................................6
         3.23 Plan Administrator..............................................6
         3.24 Plan Year.......................................................6
         3.25 Restricted Amount...............................................6
         3.26 Retirement......................................................6
         3.27 Spouse..........................................................6
         3.28 Termination of Employment.......................................6
         3.29 Western Atlas...................................................6
         3.30 Western Atlas Inc. Restoration Plan Benefit.....................6

                                                                            PAGE

SECTION 4  - PARTICIPATION....................................................7
              4.1  Participation..............................................7

SECTION 5  - RETIREMENT DATES.................................................7
              5.1  Normal Retirement Date.....................................7
              5.2  Early Retirement Date......................................7
              5.3  Disability Retirement Date.................................7

SECTION 6  - AMOUNT OF RETIREMENT INCOME......................................7
              6.1  Normal Retirement Benefit..................................7
              6.2  Early Retirement Benefit...................................9
              6.3  Disability Retirement Benefit..............................9
              6.4  Vesting Schedule...........................................9
              6.5  Initial and Subsequent Payment Dates.......................9

SECTION 7  - DEATH BENEFITS..................................................10
              7.1  Pre-Retirement Spouse Benefit.............................10
              7.2  Death After Retirement....................................10

SECTION 8  - TERMINATION OF EMPLOYMENT.......................................11
              8.1  Rights of Affected Employees..............................11
              8.2  Transfer of Employment....................................11

SECTION 9  - FORMS OF RETIREMENT INCOME......................................11
              9.1  Joint and Survivor Income Annuity.........................11
              9.2  Straight Life Annuity.....................................11
              9.3  Form of Benefit on Change of Control......................11

SECTION 10  - MISCELLANEOUS..................................................12
              10.1 Receipt and Release for Payments..........................12
              10.2 Dispute as to Benefit Payments............................12
              10.3 No Contract of Employment.................................12
              10.4 Commutation of Benefit....................................12
              10.5 Assignment................................................12
              10.6 Applicable Law............................................12
              10.7 Terms.....................................................13
              10.8 Waiver....................................................13
              10.9 Severability..............................................13
              10.10Unfunded Top Hat Plan.....................................13

                                                                            PAGE

SECTION 11 - AMENDMENT OR DISCONTINUANCE, ASSUMPTION OF LIABILITIES AND
             COORDINATION OF BENEFITS........................................13
              11.1 Amendment of Plan.........................................13
              11.2 Freezing Plan Benefits....................................14
              11.3 Termination of Plan.......................................14
              11.4 Merger or Consolidation ..................................14
              11.5 Assumption of Liabilities.................................14
              11.6 Coordination of Benefits..................................14

SECTION 12  - PLAN ADMINISTRATION............................................15
              12.1 Plan Administrator........................................15

SECTION 1 - GENERAL

         1.1 PURPOSE - UNOVA, Inc. establishes this Plan effective as of the Distribution Date. The purpose of the Plan is to provide for Annual Benefits to the Affected Employees of the Participating Divisions of UNOVA, Inc., a Delaware corporation, and any unit thereof, enumerated in Section 2 and hereinafter referred to collectively as the "Company." An additional purpose of the Plan is to provide for the satisfaction of any Western Atlas Inc. Restoration Plan Benefit and Litton Restoration Plan Benefit previously earned by an employee under the Litton Restoration Plan and the Western Atlas Inc. Restoration Plan, to the extent the obligation for payment of such benefit has been transferred to and assumed by UNOVA, Inc. The Plan is intended to provide benefits solely for a select group of management or highly compensated employees within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Payments under the Plan shall be made either from general assets of the Company or from the assets of a trust which may be established hereunder. It is intended that the Plan remain at all times an unfunded plan for purposes of ERISA and that the trust, if established, shall constitute a grantor trust under Sections 671 through 679 of the Code.

         1.2  COVERAGE

              A. Unless otherwise provided, the provisions of the Plan shall apply to any Affected Employee who incurs a Termination of Employment on or after the Distribution Date.

              B. Any subsequent amendment to this Plan shall apply only to an Affected Employee who incurs a Termination of Employment on or after the effective date of said amendment, unless said amendment provides otherwise.


SECTION 2 - PARTICIPATING DIVISIONS AND SUBSIDIARIES

         2.1 PARTICIPATING DIVISIONS OR SUBSIDIARIES - The Participating Divisions and Subsidiaries and their respective participation dates are as set forth in the FSSP. When the name or status of a Participating, Division or Subsidiary is changed, such change shall also be effective for Plan purposes.

SECTION 3 - DEFINITIONS

    As used in the Plan, the following terms shall have the meanings defined below:

    3.1 ACTUARIAL EQUIVALENT - The definition of such term under the UNOVA, Inc. Retirement Plan, as amended.

    3.2 AFFECTED EMPLOYEE - An Affected Employee, for any particular Plan Year, is an individual employed as a common law employee by the Company (except that the Chief Executive Officer of the Company for such Plan Year shall, notwithstanding any other provision of the Plan, be deemed to have a Part I Restricted Amount of zero for such Plan
         Year) 8% of whose Annual Compensation for that particular Plan Year exceeds the maximum amount of elective deferrals available to such Affected Employee under a Code section 401(k) plan for such Plan Year and who was a participant in the FSSP, as amended from time to time, for such Plan Year and who contributed his or her legally permissible maximum amount to the FSSP for such Plan Year.

    3.3 AFFILIATE COMPANY - Each company fifty percent (50%) or more of whose voting stock is owned directly or indirectly by UNOVA, Inc., its successors or assigns, and which company is not a Participating Division or Subsidiary of the Company participating in the Plan.

    3.4 ANNUAL BENEFIT - The portion of the total annual retirement benefit that an Affected Employee is entitled to with respect to a particular Plan Year, determined in accordance with Section 6.1, Section 6.2, or
         Section 6.3, whichever is applicable.

    3.5 ANNUAL BENEFIT STATEMENT - The statement given to an Affected Employee for each Plan Year such Affected Employee is entitled to an Annual Benefit under the Plan. All such Annual Benefit Statements shall be in the form prescribed by the Plan Administrator.

    3.6 ANNUAL COMPENSATION - An Affected Employee's wages paid by the Company (limited, however, to wages paid by the Company on or after the date the Participating Division by which the Affected Employee is employed became a Participating Division), as determined under section 3121 of the Code without regard to the dollar limitation of section 3121(a)(1) of the Code, plus any amounts treated as excluded from gross income by reason of Code sections 125 and 401(k), excluding therefrom any amount so paid which represents (a) reimbursed expenses, (b) wages not paid in cash, (c) cash received pursuant to the exercise of a stock option or a stock appreciation right, or (d) certain other wage items as may be agreed to from time to time between the Company and one or more Affected Employees; provided, however, that for the Plan Year ending December 31, 1997, wages paid by Western Atlas Inc. shall be taken into account for all purposes under the Plan.

    3.7  BOARD - The Board of Directors of UNOVA, Inc., a Delaware corporation.

    3.8 BREAK IN CREDITED SERVICE - The definition of such term under the UNOVA, Inc. Retirement Plan, as amended from time to time.

    3.9  CHANGE OF CONTROL -

         a) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended [the "Exchange Act"] (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30 percent or more of either (1) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following acquisitions of Outstanding Company Common Stock and Outstanding Company Voting Securities:
              (A) any acquisition directly from the Company other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company; (B) any acquisition by the Company;
              (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (D) any acquisition by any Person pursuant to a transaction which complies with clauses (1), (2), and (3) of paragraph (c) below of this Section 3.9; or

         b) Individuals who, as of the effective date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a member of the Board subsequent to the effective date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but provided further that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

         c) The approval by the shareholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company ("Business Combination"), or if consummation of such Business Combination is subject, at the time of such approval by shareholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation); excluding, however, such Business Combination pursuant to which: (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination, will beneficially own, directly or indirectly, more than 60 percent of, respectively, the outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; (2) no Person (other than any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or such corporation resulting from such Business Combination) will beneficially own, directly or indirectly, 30 percent or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed with respect to the Company prior to the Business Combination; and (3) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination will have been members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

         d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

    3.10 CODE - The Internal Revenue Code of 1986, as amended.

    3.11 COMMITTEE - The Compensation Committee of the Board, unless at the time no Compensation Committee has been constituted, in which case the

              Committee shall mean the Board.


    3.12 COVERAGE DATE - The Distribution Date, or the date an employee of the Company first becomes an Affected Employee, if later.

    3.13 CREDITED SERVICE - The definition of such term under the UNOVA, Inc. Retirement Plan, as amended.

    3.14 DESIGNATED FOREIGN CORPORATION - An entity: (a) created under the laws of a country other than the United States; (b) of which a majority of the voting shares are owned directly or indirectly by UNOVA, Inc., and
         (c) with respect to which the Company has entered into an agreement under section 3121(1) of the Code, and has satisfied the provisions of section 406 of the Code.

    3.15 DISTRIBUTION DATE - The date determined by the Board of Directors of Western Atlas on which the shares of UNOVA, Inc. are distributed by Western Atlas to the holders of Western Atlas common stock.

    3.16 FSSP - The UNOVA, Inc. Financial Security and Savings Program, as amended, or the Western Atlas Inc. Financial Security and Savings Program, prior to The Distribution Date.

    3.17 INTEREST - The amount of interest (based on a stated rate of interest, compounded annually, as determined by the Board or its delegate) with respect to the Parts I and II Restricted Amounts of all Affected Employees for a particular Plan Year with such rate of interest to be fixed for both of such Restricted Amounts and to commence on the first day of the Plan Year succeeding such particular Plan Year and to continue for all Plan Years thereafter; but such interest shall cease with respect to the Part I and Part II Restricted Amounts of any particular Affected Employee upon the later of: (i) the last day of the month such Affected Employee is projected to attain his or her Normal Retirement Date for purposes of determining the amount of such Affected Employee's annual retirement benefit pursuant to Section 6.1; or (ii) if such Affected Employee attains Retirement after his or her Normal Retirement Date, the last day of the month such Affected Employee attains Retirement.

    3.18 LITTON - Litton Industries, Inc., a Delaware corporation.

    3.19 LITTON RESTORATION PLAN BENEFIT - The annual benefit earned by an Affected Employee while a participant in the Litton Industries, Inc. Restoration Plan, the obligation for payment of which was assumed by Western Atlas Inc. and, if it has been assumed by UNOVA, Inc., then for purposes of this Plan it shall be treated as a Western Atlas Restoration Plan Benefit.

    3.20 PART I RESTRICTED AMOUNT - As applied for any particular Plan Year to a particular Affected Employee, the Part I Restricted Amount, if any, shall be that portion of such Affected Employee's Restricted Amount for such Plan Year which is equal to the excess, if any, of 4% of such Affected Employee's Annual Compensation for such Plan Year over the maximum amount of elective deferrals available to such Affected Employee under Part I of the FSSP for such Plan Year.

    3.21 PART II RESTRICTED AMOUNT - As applied for any particular Plan Year to a particular Affected Employee, the Part II Restricted Amount of such Affected Employee shall be equal to 2% of such Affected Employee's Annual Compensation for such Plan Year reduced by one-half (1/2) of the actual amount of elective deferrals made by such Affected Employee to Part II of the FSSP for such Plan Year.

    3.22 PLAN - UNOVA, Inc.  Restoration Plan.

    3.23 PLAN ADMINISTRATOR - The person appointed to administer the Plan pursuant to Section 12.

    3.24 PLAN YEAR - The Distribution Date to December 31, 1997 and each calendar year thereafter.

    3.25 RESTRICTED AMOUNT - As applied for any particular Plan Year to a particular Affected Employee, the Restricted Amount of such Affected Employee shall be the amount, if any, by which 8% of such Affected Employee's Annual Compensation for the particular Plan Year under consideration exceeds the maximum amount of elective deferrals available to such Affected Employee under a Code section 401(k) plan for such Plan Year.

    3.26 RETIREMENT - An Affected Employee who incurs a Termination of Employment attains Retirement under the Plan when he or she is eligible to and elects to receive his or her annual retirement benefit under the Plan except that any Affected Employee who continues to be employed by the Company after his or her Normal Retirement Date shall attain Retirement immediately upon his or her Termination of Employment.

    3.27 SPOUSE - A person who has been married to the Affected Employee throughout the one-year period ending on the earlier of the date the Affected Employee's annual retirement benefit commences under the Plan, or the date of the Affected Employee's death.

    3.28 TERMINATION OF EMPLOYMENT - When an Affected Employee is discharged or quits from the Company; provided, however, that such term shall not include an authorized leave of absence from the Company.

    3.29 WESTERN ATLAS - Western Atlas Inc., a Delaware corporation.

    3.30 WESTERN ATLAS INC. RESTORATION PLAN BENEFIT - The benefit earned by an employee of the Company while a participant in the Western Atlas Inc. Restoration Plan prior to the Distribution Date, the obligation for payment of which has been assumed by UNOVA, Inc. Provided, however, that such benefit shall be taken into account only if the individual who earned the benefit becomes an employee of the Company on or before 90 days following the Distribution Date and had not retired, become disabled or terminated employment pursuant to the Western Atlas Restoration Plan prior to the Distribution Date.

SECTION 4 - PARTICIPATION

    4.1 PARTICIPATION - Effective as of the Distribution Date, each Affected Employee of the Company shall be a participant in the Plan.

SECTION 5 - RETIREMENT DATES

    5.1 NORMAL RETIREMENT DATE - An Affected Employee's sixty-fifth (65th) birthday or the completion of five (5) years of Credited Service, if later.

    5.2 EARLY RETIREMENT DATE - The date that an eligible Affected Employee elects to retire and receive an early retirement benefit prior to his or her Normal Retirement Date. Except as otherwise provided in the following sentence with respect to the surviving Spouse of a deceased Affected Employee, an Affected Employee may not elect to receive an early retirement benefit unless he or she is age sixty-two (62) or older and is one hundred percent (100%) vested pursuant to Section
         6.4. In the case of determining whether a Pre-Retirement Spouse benefit is payable in accordance with Section 7.1 of the Plan, the Early Retirement Date of the deceased Affected Employee shall be the date on which such Affected Employee would have attained age fifty-five (55) or older had he or she lived.

    5.3 DISABILITY RETIREMENT DATE - The date that an eligible Affected Employee elects to retire and receive a disability retirement benefit prior to his or her Normal Retirement Date. An Affected Employee may not elect to receive a disability retirement benefit unless he or she is an Affected Employee who becomes totally and permanently disabled while employed by the Company and who has attained age fifty-five
         (55). An Affected Employee shall be deemed totally and permanently disabled for the purpose of the Plan only when he or she will be in the opinion of a qualified physician permanently, continuously and wholly prevented by bodily injuries or disease for life from engaging in any occupation or employment for wage or profit, as long as he or she is also entitled to disability benefits under the Federal Social Security Act or any comparable foreign law that is applicable to such Affected Employee.

SECTION 6 - AMOUNT OF RETIREMENT INCOME

    6.1  NORMAL RETIREMENT BENEFIT

         a) Any employee of the Company who was an Affected Employee with respect to one or more Plan Years and who attains Retirement on or after his or her Normal Retirement Date and/or who is entitled to a Western Atlas Restoration Plan Benefit, shall be entitled to receive an annual retirement benefit, payable by the Company, which will be equal to ([(i) plus (ii)] multiplied by (iii)), wherein: (i) is equal to the aggregate amount of such Affected Employee's Annual Benefit amounts with respect to all Plan Years during which such Affected Employee was an Affected Employee with each such amount being computed for each such Plan Year in accordance with paragraphs (b) below; wherein (ii) is equal to the aggregate Western Atlas Restoration Plan Benefit, if any, of such employee; and wherein (iii) is equal to the vested percentage of such Affected Employee, determined in accordance with Section 6.4, in his or her annual retirement benefit.

       (b)(1) For any particular Plan Year, an Affected Employee's Annual Benefit attributable to his or her Part I Restricted Amount, if any, for such Plan Year shall be equal to eighty-five percent (85%) of the Part I Restricted Amount of such Affected Employee for such Plan Year reduced by ([the sum of (i) plus (ii)] multiplied by (iii)), wherein: (i) is equal to the Part I Restricted Amount of such Affected Employee for such Plan Year; wherein (ii) is equal to the amount of Interest with respect to
              (i) above; and wherein (iii) is equal to either: (a) the Actuarial Equivalent factor for such Plan Year, applicable under the UNOVA, Inc. Retirement Plan, as amended, with respect to such Affected Employee's projected age at his or her Normal Retirement Date, or (b) if such Affected Employee attains Retirement after his or her Normal Retirement Date, the Actuarial Equivalent factor for such Plan Year, under the UNOVA, Inc. Retirement Plan, as amended, with respect to such Affected Employee's age when he or she attains Retirement.

         (2) For any particular Plan Year, an Affected Employee's Annual Benefit attributable to his or her Part II Restricted Amount
              shall be equal to   ([the sum of (i) plus (ii)] multiplied by
              (iii)), wherein: (i) is equal to the Part II Restricted Amount of such Affected Employee for such Plan Year; wherein (ii) is equal to the amount of Interest with respect to (i) above; and wherein
              (iii) is equal to either: (a) the Actuarial Equivalent factor for such Plan Year, applicable under the UNOVA, Inc. Retirement Plan, as amended, with respect to such Affected

              Employee's projected age at his or her Normal Retirement Date, or
              (b) if such Affected Employee attains Retirement after his or her Normal Retirement Date, the Actuarial Equivalent factor for such Plan Year, under the UNOVA, Inc. Retirement Plan, as amended, with respect to such Affected Employee's age when he or she attains Retirement.

         (3) With respect to the Plan Year ending December 31, 1997, the Annual Benefit of an Affected Employee who was a participant in the Western Atlas Restoration Plan shall not exceed the benefit to which the Affected Employee would have been entitled under the Western Atlas Restoration Plan for such year had such Affected Employee been a participant in such plan until the earlier of his Retirement, death, Termination of Employment or December 31, 1997, offset by the amount actually payable to such Affected Employee under the Western Atlas Inc. Restoration Plan for such Plan Year.

    6.2 EARLY RETIREMENT BENEFIT - At his or her Early Retirement Date an Affected Employee who attains Retirement, or his or her surviving spouse if a benefit is payable pursuant to Section 7.1 of the Plan, shall be entitled to an annual early retirement benefit which will be equal to the annual retirement benefit amount calculated pursuant to
         Section 6.1(a) above for such Affected Employee reduced by one-half percent (1/2%) for each full month by which his or her Early Retirement Date precedes his or her Normal Retirement Date.

    6.3 DISABILITY RETIREMENT BENEFIT - At his or her Disability Retirement Date an Affected Employee who attains Retirement, shall be entitled to an annual disability retirement benefit which will be equal to the normal retirement benefit amount calculated pursuant to Section 6.1(a) above for such Affected Employee reduced by one-half percent (1/2%) for each full month by which his or her Disability Retirement Date precedes his or her Normal Retirement Date.

    6.4 VESTING SCHEDULE - An Affected Employee shall be vested in his or her annual retirement benefit under the Plan according to the Company-purchased retirement benefit vesting schedule under the UNOVA, Inc. Retirement Plan, as amended from time to time, except that: (i) for purposes of this Plan only, on the Disability Retirement Date of any Affected Employee, such Affected Employee shall become one hundred percent (100%) vested in his or her annual disability retirement benefit, notwithstanding his actual number of years of Credited Service; (ii) for purposes of this Plan only, if an Affected Employee should die prior to incurring a Termination of Employment, such Affected Employee's Spouse, if any, shall become one hundred percent (100%) vested in his or her annual retirement benefit, notwithstanding, such Affected Employee's actual number of years of Credited Service at the time of his or her death; (iii) for purposes of this Plan only, upon Change of Control, unless the Committee decides otherwise prior to said Change of Control, such Affected Employee shall become one hundred percent (100%) vested in his or her annual retirement benefit.

    6.5 INITIAL AND SUBSEQUENT PAYMENT DATES - An Affected Employee's annual retirement benefit shall be payable in twelve (12) equal monthly installments commencing effective the first of the month following the month the Affected Employee attains Retirement and the first payment shall be made no later than sixty (60) days following the end of the Plan Year in which the Affected Employee attains Retirement, except that no payment shall be made until the date that an Affected Employee files with the Company a request for payment of an annual retirement benefit on a form prescribed by the Plan Administrator.

SECTION 7 - DEATH BENEFITS

    7.1 PRE-RETIREMENT SPOUSE BENEFIT - If a married Affected Employee dies after becoming either wholly or partially vested under this Plan and before commencing to receive an annual retirement benefit, his or her surviving Spouse shall be entitled to receive an annual benefit, payable by the Company, commencing on the first day of the month following the later of the date of death of the Affected Employee or the date the Affected Employee would have attained his or her Early Retirement Date, and terminating with the last monthly payment preceding the surviving Spouse's death. In the case of an Affected Employee who dies before commencing to receive an annual retirement benefit, but after he or she has attained his or her Early Retirement Date, the amount of annual benefit to which such Affected Employee's surviving Spouse shall be entitled shall be equal to the amount which would have been payable to the surviving Spouse had the Affected Employee commenced receiving an annual retirement benefit pursuant to
         Section 6.1 or Section 6.2, whichever is applicable, on the day before his or her death, in the form of a joint and survivor income annuity computed in accordance with Section 9.1. In the case of an Affected Employee who dies before commencing to receive an annual retirement benefit and before he or she has attained his or her Early Retirement Date, the amount of such annual benefit to which such Affected Employee's surviving Spouse shall be entitled shall be equal to the amount which would have been payable had the Affected Employee incurred a Termination of Employment on the date of his or her death, (or the date of his or her actual Termination of Employment, if earlier) survived to his or her Normal Retirement Date under Section
         5.1 or to his or her Early Retirement Date under Section 5.2, if applicable, and commenced receiving his or her annual retirement benefit in the form of a joint and survivor income annuity computed in accordance with Section
         9.1 on his or her Normal Retirement Date or his or her Early Retirement Date, whichever is applicable, and died immediately thereafter.

    7.2 DEATH AFTER RETIREMENT - Upon the death of an Affected Employee after he or she has attained Retirement, his or her surviving Spouse shall be entitled to an annual benefit, payable by the Company, and determined in accordance with Section 9.1.

SECTION 8 - TERMINATION OF EMPLOYMENT

    8.1 RIGHTS OF AFFECTED EMPLOYEES - In the event that an Affected Employee incurs a Termination of Employment, any part of his or her accrued benefit which is not then vested in accordance with Section 6.4 shall
         be forfeited.   Such amount forfeited shall not be restored unless
         such Affected Employee is reemployed by the Company and has not incurred a Break in Credited Service prior to such reemployment by the Company.

    8.2 TRANSFER OF EMPLOYMENT - If an Affected Employee transfers from a category of employment covered by the Plan to a category of employment not covered by the Plan but who continues to be employed either with UNOVA, Inc., with any Affiliate Company or with a Designated Foreign Corporation, said Affected Employee shall not be deemed to have incurred a Termination of Employment.

SECTION 9 - FORMS OF RETIREMENT INCOME

    9.1 JOINT AND SURVIVOR INCOME ANNUITY - The annual retirement benefit of an Affected Employee who is married at the time he or she attains Retirement shall be payable by the Company, to the Affected Employee in twelve (12) equal monthly payments commencing with the first calendar month after the Affected Employee attains Retirement and shall be payable for his or her life, and shall continue to be payable monthly to his or her surviving Spouse, following the death of the Affected Employee, for the life of the surviving Spouse. Payments will cease with the last payment made prior to the date of the death of the surviving Spouse. Such annual retirement benefit shall be the Actuarial Equivalent of a straight life annuity computed in accordance with Section 6.1, Section 6.2, or Section 6.3, whichever is applicable, payable for the life of the Affected Employee. Any such survivor benefit shall be equal to one hundred percent (100%) of the annual retirement benefit payable during the joint lives of the Affected Employee and his or her surviving Spouse.

    9.2 STRAIGHT LIFE ANNUITY - If an Affected Employee does not have a Spouse at the time he or she attains Retirement, his or her annual retirement benefit shall be payable by the Company, in the form of a straight life annuity for the life of the Affected Employee and shall be payable in twelve (12) equal monthly payments commencing with the first calendar month after the Affected Employee attains Retirement. Payments will cease with the last payment made prior to the date of death of the Affected Employee. The amount of the annual retirement benefit will be computed in accordance with Section 6.1, Section 6.2, or Section 6.3, whichever is applicable.

    9.3 FORM OF BENEFIT ON CHANGE OF CONTROL - Notwithstanding the other provisions of this Section, upon a Change of Control, benefits payable to an Affected Employee who remains employed by the Company, shall be paid in a lump sum payment equal to the Actuarial Equivalent at the age of the Affected Employee as of the date of Change of Control of a single life annuity payable at the later of age 65 or, if the Affected Employee had remained in continuous employment with the Company after attaining age 65, the age of the Affected Employee at the date of Change of Control or at the date Affected Employee's employment terminated, whichever is earlier, unless the Committee decides otherwise prior to said Change of Control.

SECTION 10 - MISCELLANEOUS

    10.1 RECEIPT AND RELEASE FOR PAYMENTS - Any payment to any Affected Employee, his or her surviving Spouse or to his or her legal representative or to any committee appointed for such Affected Employee or surviving Spouse in accordance with the provisions of this Plan shall, to the extent thereof, be in full satisfaction of such benefit claim under the Plan. As a condition precedent to the payment, such Affected Employee, surviving Spouse, legal representative or committee may be required to execute a receipt and release therefor in such form as shall be determined by the Plan Administrator.

    10.2 DISPUTE AS TO BENEFIT PAYMENTS - Upon written notice to the Plan Administrator that there is a dispute as to the proper recipient of any benefits not yet distributed under the Plan, the Plan Administrator may in his or her sole discretion enter into any arrangement necessary to prevent the benefits from being paid to the wrong party until the dispute shall have been determined by a court of competent jurisdiction or settled by the claimants concerned.

    10.3 NO CONTRACT OF EMPLOYMENT - Nothing herein contained shall be construed as giving any Affected Employee the right to be retained in the service of the Company, nor upon dismissal or upon his or her voluntary Termination of Employment, to have any right or interest in this Plan other than as provided herein.

    10.4 COMMUTATION OF BENEFIT - If the amount of the annual retirement benefit payable hereunder to any Affected Employee or to his or her surviving Spouse is less than one hundred dollars ($100.00) per month, payment of the Actuarial Equivalent of such payments may be made in a lump sum in full settlement of all sums payable hereunder.

    10.5 ASSIGNMENT - The benefits payable under the Plan may not be assigned or alienated.

    10.6 APPLICABLE LAW -  The Plan shall be governed by the laws of Delaware.

    10.7 TERMS - Except as required otherwise by the context, capitalized terms that are used in the Plan shall have the meaning assigned to them in
         Article II or elsewhere in the Plan. Feminine or neuter pronouns shall be substituted for those of the masculine form and the plural shall be substituted for the singular, in any place or places herein where the context may require such substitution or substitutions. The title and headings of the Sections of this Plan are for convenience only, and are not intended to be a part of or to affect the meaning or interpretation of the Plan.

    10.8 WAIVER - Any waiver of or failure to enforce any provision of this Plan in any instance shall not be deemed a waiver of such provision as to any other or subsequent instance.

    10.9 SEVERABILITY - In the event that any provision of this Plan shall be declared illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions of this Plan but shall be fully severable, and this Plan shall be construed and enforced as if said illegal or invalid provision had never been inserted herein.

   10.10 UNFUNDED TOP HAT PLAN - It is the Company's intention that this Plan be a Top Hat Plan, defined as an unfunded plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees, as provided in Sections 201(2), 301(a)(3), and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended from time to time. The Company may establish and fund one or more trusts for the purpose of paying some or all of the benefits promised to Affected Employees under the Plan; provided, however, that (i) any such trust(s) shall at all times be subject to the claims of the Company's general creditors in the event of the insolvency or bankruptcy of the Company, and (ii) notwithstanding the creation or funding of any such trust(s), the Company shall remain primarily liable for any obligation hereunder. Notwithstanding the establishment of any such trust(s), the Affected Employees shall have no preferred claim on, or any beneficial ownership interest in, any assets of any such trust or of the Company.

SECTION 11 - AMENDMENT OR DISCONTINUANCE, ASSUMPTION OF LIABILITIES AND COORDINATION OF BENEFITS

    11.1 AMENDMENT OF PLAN - Unless otherwise stated in a particular amendment, UNOVA, Inc., or its corporate successor, is designated the agent for the Company to alter, amend or change the Plan on behalf of all the Participating Divisions enumerated in Section 2; and each Participating

         Division agrees, so long as it shall be a Participating Division under the Plan, to be governed by the resolutions of the agent acting on behalf of the Participating Divisions. The Company may amend the Plan in its sole discretion in any manner or at any time. No amendment to the Plan shall retroactively adversely affect benefits to which the Affected Employees are entitled.

    11.2 FREEZING PLAN BENEFITS - The Company intends and expects to continue the Plan indefinitely, but necessarily reserves the right at any time to discontinue, in whole or part, future benefits under the Plan. No Affected Employee shall have any rights to benefits beyond the freeze date. Solely for purposes of computing the Affected Employee's vesting under Section 6.4, Credited Service, if any, with the Company after the freeze date shall be taken into account.

    11.3 TERMINATION OF PLAN - The Company intends and expects to continue the Plan indefinitely, but necessarily reserves the right at any time or times to terminate the Plan (including the partial termination of the Plan). If the Plan is so terminated and is not continued by a successor employer or merged into another plan of the Company or a successor employer, each Affected Employee who is employed by the Company at such time shall be vested one hundred percent (100%) in his or her annual retirement benefit, notwithstanding the actual number of his or her years of Credited Service.

    11.4 MERGER OR CONSOLIDATION - In the event of any merger or consolidation of the Plan with any other plan of deferred compensation maintained or to be established for the benefit of all or some of the Affected Employees of this Plan, each Affected Employee shall (if either this Plan or the other Plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he or she would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had then terminated).

    11.5 ASSUMPTION OF LIABILITIES - If as a result of the spin-off of the Company from Western Atlas, the parties agree that the Company will assume the benefit obligations under the Western Atlas Inc. Restoration Plan with respect to certain individuals who are on pay status under the Western Atlas Inc. Restoration Plan, such benefit obligations shall be provided hereunder as if such benefit accrued under the Plan, as amended from time to time.

    11.6 COORDINATION OF BENEFITS - In the event an Affected Employee is or was also a participant in a similar restoration plan for highly compensated employees within the meaning of Section 201(2), 301(a) and 401(a) of the Title I of ERISA and maintained by the Company or Western Atlas (a

         "Subsidiary Plan"), the Plan Administrator shall have the power and authority to reduce or modify the benefits payable under this Plan in order to integrate the benefits with the benefits payable under the Subsidiary Plan.

SECTION 12 - PLAN ADMINISTRATION

    12.1 PLAN ADMINISTRATOR

         A. GENERAL - A Plan Administrator appointed by and serving at the pleasure of the Board of Directors of the Company shall be responsible for the supervision and control of the operation and administration of the Plan. The Plan Administrator shall not have the right to alter or change any terms of the Plan, such right being retained solely by the Board of Directors of the Company and any Committee thereof to which the Board of Directors may have delegated such right.


         B. SPECIFIC POWERS AND DUTIES - The Plan Administrator shall have all powers and duties, express and implied, necessary to carry out the supervision and control of the Plan, as provided above, which shall include, but not by way of limitation, the following:


         (1) To interpret the Plan and to decide any and all matters arising hereunder; including the right to remedy possible ambiguities, inconsistencies or omissions; provided, however, that all such interpretations and decisions shall be applied in a uniform manner to all Affected Employees similarly situated;


         (2) To compute the amount of retirement benefit which shall be payable to any Affected Employee or Spouse in accordance with the provisions of the Plan;

         (3)  To authorize payments under the Plan; and

         (4) To establish a claims procedure to provide each Affected Employee or Spouse a full and fair review of any denial, in whole or part, of a claim for benefits.


    IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized officers as of the ___ day of _________________, 1997.

                                       UNOVA, INC.

WITNESS: ___________________________   By:  _____________________________
                                       Michael E. Keane

WITNESS: ___________________________   By:  _____________________________
                                       Charles A. Cusumano